Exhibit 10.66

                        AMENDMENT TO EMPLOYMENT AGREEMENT

      The Employment Agreement, dated November 20, 2000, by and between priceline.com Incorporated and Robert Mylod, shall be amended by replacing the first sentence of Section 4(d)(ii) in its entirety with two new sentences reading in full as follows:

      "Three hundred and fifty thousand (350,000) shares of the Restricted Stock shall vest on May 20, 2001. The remaining three hundred and fifty thousand (350,000) shares of Restricted Stock (the "Second Tranche") shall vest on the second anniversary of the Effective Date, provided that Executive is employed by the Company on each such vesting date."


                                              PRICELINE.COM INCORPORATED

                                                   /s/ Richard Braddock
                                              ----------------------------------
                                              By:      Richard Braddock
                                              Title:   Chairman


                                                   /s/ Robert Mylod
                                              ----------------------------------
                                              Robert Mylod

Dated as of: June 15, 2001